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                                                                    EXHIBIT 10.7

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                              POLICY AND PROCEDURE:
[LOGO OF GRCI
 APPEARS HERE]               INCENTIVE COMPENSATION             III-7
                                   PLAN
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                                  EFFECTIVE DATE:
APPROVAL:                                            PAGE:  1
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INTRODUCTION

The Board of Directors of GRC International, Inc. has approved an incentive compensation plan for the purpose of motivating and incentivizing employees. It aims to create and sustain interest in the health and efficiency of the Corporation, and to give recognition to our high standard of quality in performance and for meeting overall objectives. The rewards of this approach are: Highly motivated employees who are effective in their areas of responsibility; a staff that is efficient, productive, cooperative (low cost per unit of output), and evidence of good management control (e.g., a consistent record of highly controlled costs).

GUIDELINES

The total incentive compensation pool for the Corporation shall not exceed 6% of its total salaries for each fiscal year. All payments under this plan will require approval from at least two levels of management above the recipient. Each entity is required to provide for payments resulting from this plan in their budgets and/or operating plans. The accrual for the payments will be determined by reference to the recipient's normal activities The President and CEO of GRC International, Inc. may increase or decrease an entity's incentive pool consistent with the cost structure and requirements of the entity.

The guidelines to be used for determining annual bonus areas follows:

1. KEY EXECUTIVES - as determined by the Board of Directors and Corporate Management respectively and in compliance with our executive Compensation Review of Total Compensation.
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                              POLICY AND PROCEDURE:
[LOGO OF GRCI
 APPEARS HERE]               INCENTIVE COMPENSATION             III-7
                                   PLAN
================================================================================

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     CRITERIA FOR AWARD:  Improvement of business base, quality of service or product, control of costs, quality of personnel selection and training, conformity to GRCI policies and directives.

          1. Revenue Growth
          2. Earnings Contributions
          3. Major Contract Award
          4. Quarterly Management Objectives
          5. Cooperation and Teamwork
          6. Technical Excellence.

     LIMITATION ON AMOUNTS: The actual amount will be determined by the President of GRCI based on assessment of the performance of each eligible individual to the above criteria, and review of total compensation.

     TIMING:  Paid annually after close of business for completed fiscal year.

2.   SENIOR MANAGEMENT

     ELIGIBLE: President and Vice Presidents OF ALL ENTITIES

     CRITERIA FOR AWARD: Improvement of business base, quality of service or product, control of costs, quality of personnel selection and training, conformity to GRCI policies and directives.

          1. Revenue Growth
          2. Earnings Contributions
          3. Major Contract Award
          4. Quarterly Management Objectives
          5. Cooperation and Teamwork
          6. Technical Excellence.
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     LIMITATION ON AMOUNTS:  The actual amount will be determined by the
     President of GRCI based on assessment of the

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                              POLICY AND PROCEDURE:
[LOGO OF GRCI
 APPEARS HERE]               INCENTIVE COMPENSATION                 III-7
                                   PLAN
================================================================================

                                                                  Page 3
     performance of each eligible individual to the above criteria, and review of total compensation.

     TIMING:  Paid annually after close of business for completed fiscal year.

3.   LINE ENTITY MANAGERS

     ELIGIBLE:  DIRECTORS AND MANAGERS BELOW VICE PRESIDENTS

     CRITERIA FOR AWARD:  Same as for Senior Management payments.

     LIMITATION ON AMOUNTS: The actual amount will be determined by Division Directors or Vice Presidents on assessment of the performance of each eligible individual to the above criteria.

     TIMING:  Paid annually after close of business for completed fiscal year.

4.   STAFF

     ELIGIBLE: All GRCI Personnel.

     CRITERIA FOR AWARD: .Paid to selected individual staff members for unusually high performance throughout the year (note that sustained superior performances should not be compensated for by both a large permanent salary increase and a large bonus payment).

     LIMITATION ON AMOUNTS: The actual amount will be recommended by immediate supervisor on assessment of each eligible individual to the above criteria and approved by the next two levels of management.



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                              POLICY AND PROCEDURE:
[LOGO OF GRCI
 APPEARS HERE]               INCENTIVE COMPENSATION             III-7
                                   PLAN
================================================================================

                                                                 Page 4

     TIMING:  Paid annually after close of business for completed fiscal year.

5.   SPECIAL AWARD

     ELIGIBLE:  All GRCI PERSONNEL

     CRITERIA FOR AWARD: An unusual personal contribution to the reputation and business position of GRCI or one of its Entities. Examples of such contributions include the successful pursuit of extraordinary, important or difficult contracts, a successful product or cost savings idea, or the achievement of high recognition for the Company.



     LIMITATION ON AMOUNTS:   The actual amount will be recommended by immediate
     supervisor on assessment of each eligible individual to the above criteria and approved by the next two levels of management. No award will exceed $1,000 without approval from the President of GRCI.

     TIMING:  As appropriate for particular accomplishment being recognized.